Property and Equipment (Detail) - USD ($)	Sep. 30, 2015	Dec. 31, 2014	Dec. 31, 2013
Property, Plant and Equipment [Line Items]
Computer equipment and software		$ 17,721	$ 17,721
Office furniture and equipment		72,338	52,242
Leasehold improvements		8,449	8,449
Capital leases- equipment		11,500	0
Total property and equipment		110,008	78,412
Accumulated depreciation		(79,278)	(66,692)
Total property and equipment, net	$ 24,908	$ 30,730	$ 11,720